Semiannual Report - Financial Statements

 T. Rowe Price

Tax-Exempt
Money Fund
August 31, 1997

Portfolio Highlights

SECTOR Diversification

                                   Percent of  Percent of
                                   Net Assets  Net Assets
                                      2/28/97     8/31/97
______________________________________________________________

Hospital Revenue                           27%         40%

General Obligation - Local                 13          14

Educational Revenue                        14          10

General Obligation - State                 15           9

Prerefunded Bonds                           6           8

Industrial and Pollution Control Revenue    6           4

Ground Transportation Revenue               1           3

Water and Sewer Revenue                     2           3

Housing Finance Revenue                     -           3

Air and Sea Transportation Revenue          -           2

Dedicated Tax Revenue                       3           2

All Others                                 12           3

Other Assets Less Liabilities               1         - 1
_______________________________________________________________

Total                                     100%        100%

T. Rowe Price Tax-Exempt Money Fund
Unaudited

For a share outstanding throughout each period

Financial Highlights




            6 Months   Year
               Ended  Ended
             8/31/972/28/97 2/29/96 2/28/95 2/28/94 2/28/93

NET ASSET VALUE
Beginning of
period        $1.000  $1.000 $1.000  $1.000  $1.000 $ 1.000

Investment activities
   Net invest-
   ment
   income      0.016  0.030   0.033   0.026   0.020   0.023

Distributions
   Net investment
   income     (0.016)(0.030) (0.033) (0.026) (0.020) (0.023)

NET ASSET VALUE

End of
period        $1.000  $1.000 $1.000  $1.000  $1.000 $ 1.000
      _____________________________________________________

Ratios/Supplemental Data

Total return   1.61%  3.05%   3.38%   2.63%   2.05%   2.36%

Ratio of expenses
to average net
assets         0.53%! 0.55%   0.56%   0.58%   0.59%   0.60%

Ratio of net
investment
income to
average
net assets     3.18%! 3.00%   3.33%   2.59%   2.04%   2.35%

Net assets,
end of period
(in
thous-
ands)   $709,626 $678,135  $679,143$687,022$732,900$695,699

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund

Unaudited

August 31, 1997

Statement of Net Assets


Par  Value
                                            In thousands

ALABAMA  2.7%

Birmingham, GO
     VRDN (Currently 3.35%)              $  8,750 $   8,750

     VRDN (Currently 3.40%)                   180       180

Jefferson County, GO, VRDN
   (Currently 3.40%)                       10,000    10,000

Total Alabama (Cost  $18,930)                        18,930

ALASKA  0.5%

Alaska Housing Fin., 3.95%, 12/1/97         1,500     1,500

Valdez Marine Terminal, Mobil Alaska Pipeline
     VRDN (Currently 3.30%)                 2,000     2,000

Total Alaska (Cost  $3,500)                           3,500

ARIZONA  0.9%

Mesa, GO, 6.75%, 7/1/98 (AMBAC Insured)     1,300     1,331

Salt River Agricultural Improvement and
   Power Dist. Electric
     7.625%, 1/1/08
     (Prerefunded 1/1/98!)                  1,250     1,290

     8.125%, 1/1/08 (Prerefunded
     1/1/98!)                               3,685     3,738

Total Arizona (Cost  $6,359)                          6,359

ARKANSAS  0.1%

Arkansas Dev. Fin. Auth., Sisters of Mercy
     VRDN (Currently 3.30%)                 1,000     1,000

Total Arkansas (Cost  $1,000)                         1,000

CALIFORNIA  1.1%

Northern California Power Agency
     8.00%, 7/1/24 (Prerefunded 7/1/98!)    1,000     1,034

Oakland, COP, VRDN (Currently 3.30%)        4,700     4,700

Riverside County, GO, TRAN,
     4.50%, 6/30/98                         2,000     2,009

Total California (Cost  $7,743)                       7,743

COLORADO  2.0%

Colorado, GO, TRAN, 4.50%, 6/26/98       $  1,000 $   1,005

Colorado HFA
   Kaiser Permanente
     VRDN (Currently 3.25%)                 1,900     1,900

     VRDN (Currently 3.30%)                 3,500     3,500

   Sisters of Charity Health System
     VRDN (Currently 3.35%)                 5,300     5,300

Denver, IDR, W. W. Grainger,
   VRDN (Currently 3.40%)                   2,190     2,190

Total Colorado (Cost  $13,895)                       13,895

DELAWARE  0.3%

Delaware, GO, 5.00%, 5/1/98                 2,375     2,392

Total Delaware (Cost  $2,392)                         2,392

DISTRICT OF COLUMBIA  1.6%

Dist. of Columbia, American
   Univ., VRDN (Currently 3.30%)           11,630    11,630

Total District of Columbia (Cost  $11,630)
11,630

FLORIDA  4.2%

Alachua County HFA, Shands Teaching Hosp.
     VRDN (Currently 3.30%)
     (MBIA Insured)                        13,600    13,600

Dade County, Water and Sewer
     VRDN (Currently 3.25%)
     (FGIC Insured)                         1,000     1,000

Hillsborough County IDA, PCR, Tampa Electric
     VRDN (Currently 3.75%)                 2,500     2,500

Jacksonville HFA
   Baptist Medical Center
     VRDN (Currently 3.85%)
     (MBIA Insured)                           100       100

   Genesis Rehabilitation Hosp.
     VRDN (Currently 3.75%)                 9,800     9,800

Jacksonville Hosp. Auth., Methodist Hosp.
     10.50%, 10/1/15 (Prerefunded
     4/1/97!)                            $  1,500 $   1,538

Orange County IDA, W. W. Grainger
     VRDN (Currently 3.40%)                 1,185     1,185

Total Florida (Cost  $29,723)                        29,723

GEORGIA  5.1%

Atlanta, Airport Fac., 5.00%,
   1/1/98 (AMBAC Insured)                   5,550     5,573

Burke County Dev. Auth., PCR,
   Oglethorpe Power
     VRDN (Currently 3.25%)
     (FGIC Insured)                         2,000     2,000

Cobb County, Water and Sewer
     7.50%, 7/1/04 (Prerefunded 7/1/98!)    1,000     1,049

DeKalb Private Hosp. Auth.,
   Egleston Childrens Hosp.
     VRDN (Currently 3.30%)                13,000    13,000

Georgia, GO
     4.00%, 7/1/98                          1,895     1,898

     7.00%, 6/1/08 (Prerefunded 5/1/98!)    1,200     1,251

     7.70%, 4/1/98                          2,000     2,041

Metropolitan Atlanta Rapid Transit
   Auth., Sales Tax
     8.00%, 7/1/18 (FGIC Insured)
     (Prerefunded 7/1/98!)                  8,430     8,879

Municipal Electric Auth. of Georgia
     8.125%, 1/1/20 (Prerefunded
     1/1/98!)                                 500       517

Total Georgia (Cost  $36,208)                        36,208

HAWAII  0.1%
Hawaii Dept. of Budget and Finance,
   Kaiser Parmanente
     VRDN (Currently 3.30%)                   500       500

Total Hawaii (Cost  $500)                               500

IDAHO  0.2%

Idaho HFA, Holy Cross Hosp., VRDN
   (Currently 3.35%)                        1,200     1,200

Total Idaho (Cost  $1,200)                            1,200

ILLINOIS  9.7%

Chicago Park Dist., GO, TAW, 4.70%,
   9/30/97                               $  1,900 $   1,902

Chicago Public Building Commission,
   Chicago Board of Ed.
     7.50%, 1/1/98 (FGIC Insured)
     (Escrowed to Maturity)                 1,000     1,012

Illinois Dev. Fin. Auth., Palos
   Community Hosp.
     VRDN (Currently 3.30%)                23,000    23,000

Illinois EFA
   Advocate Health Care Network
     VRDN (Currently 3.30%)                 9,800     9,800

   Northwestern Univ.
     VRDN (Currently 3.40%)                14,800    14,800

     VRDN (Currently 4.25%)                 1,500     1,500

Illinois HFA
   Children's Memorial Hosp.
     VRDN (Currently 3.35%)                 5,000     5,000

   Univ. of Chicago Hosp.
     VRDN (Currently 3.30%)
     (MBIA Insured)                        10,000    10,000

Niles Village, IDR, W. W. Grainger,
   VRDN (Currently 3.40%)                   1,000     1,000

Springfield Electric, 5.00%, 9/1/97
   (Escrowed to Maturity)                   1,000     1,000

Total Illinois (Cost  $69,014)                       69,014

INDIANA  1.3%

Gary, IDR, W. W. Grainger, VRDN
   (Currently 3.40%)                          730       730

Indiana HFFA, Daughters of Charity,
   VRDN (Currently 3.30%)                   1,700     1,700

Indianapolis, GO, RAN, Public
   Improvement, 4.375%, 1/8/98              7,000     7,015

Total Indiana (Cost  $9,445)                          9,445

IOWA  0.5%

Sheldon, Sioux Valley Hosp., VRDN
   (Currently 3.40%)                        3,455     3,455

Total Iowa (Cost  $3,455)                             3,455

KANSAS  0.1%

Wyandotte County Capital Improvement
   Criminal Justice Complex, COP
     7.875%, 9/1/07 (Prerefunded
     9/1/97!)                            $  1,000 $   1,020

Total Kansas (Cost  $1,020)                           1,020

KENTUCKY  1.8%

Kentucky Economic Dev. Fin. Auth.
   Health Alliance
     VRDN (Currently 3.30%)
     (MBIA Insured)                         5,500     5,500
     VRDN (Currently 3.40%)
     (MBIA Insured)                         7,000     7,000

Total Kentucky (Cost  $12,500)                       12,500

LOUISIANA  6.6%

East Baton Rouge
   Sewer
     9.125%, 9/1/06 (Prerefunded
     9/1/97!)                               6,410     6,602

     9.25%, 9/1/12 (Prerefunded 9/1/97!)    2,000     2,060

Louisiana, GO, 4.625%, 8/1/98 (MBIA
   Insured)                                   500       504

Louisiana Offshore Terminal, Deepwater
   Port, LOOP
     VRDN (Currently 3.50%)                 3,510     3,510

Louisiana PFA
   Sisters of Charity, VRDN
   (Currently 3.30%)                       14,700    14,700

   Willis Knighton Medical Center
     VRDN (Currently 3.35%)
     (AMBAC Insured)                       12,400    12,400

New Orleans Aviation Board
     VRDN (Currently 3.30%)
     (MBIA Insured)                         6,900     6,900

Total Louisiana (Cost  $46,676)                      46,676

MARYLAND  9.6%

Anne Arundel County, GO, 6.50%, 6/1/98      1,000     1,018

Baltimore County, GO
   Sheppard and Enoch Pratt Hosp.
     VRDN (Currently 3.35%)              $  3,200 $   3,200

Baltimore County
   Spring Hill Apartments
     VRDN (Currently 3.35%)
     (GNMA Guaranteed)                        400       400

Frederick County, Sheppard and Enoch
   Pratt Hosp.
     VRDN (Currently 3.35%)                 1,000     1,000

Maryland DOT, 6.30%, 11/1/97                  680       683

Maryland HHEFA
   Deaton Hosp., VRDN (Currently 3.45%)     7,300     7,300

   Helix Health System, VRDN
   (Currently 3.40%)                       10,000    10,000

   Johns Hopkins Univ.
     6.20%, 7/1/98                         10,255    10,255

   Kaiser Permanente, VRDN (Currently
     3.25%)                                 8,900     8,900

   Pooled Loan Program, VRDN
     (Currently 3.35%)                      2,000     2,000

Maryland-National Capital Park and
   Planning Commission, GO
     BAN, Prince George's County
     VRDN (Currently 3.75%)                 7,300     7,300

Montgomery County, GO
   Consolidated Public Improvement
     5.25%, 10/1/97                         1,000     1,001

Montgomery County
   Single Family, 4.00%, 6/25/98            2,790     2,790

Montgomery County Economic Dev. Auth.
   Howard Hughes Medical Fac.
     VRDN (Currently 3.35%)                 7,900     7,900

Univ. of Maryland, Equipment Loan Program
     VRDN (Currently 3.30%)                   500       500

Washington Suburban Sanitary Dist., GO
     6.00%, 6/1/98                          3,750     3,810

Total Maryland (Cost  $68,057)                       68,057

MASSACHUSETTS  0.4%

Massachusetts HEFA, Harvard Univ., TECP,
     3.20%, 9/5/97                          2,600     2,600

Total Massachusetts (Cost  $2,600)                    2,600

MICHIGAN  4.2%

Detroit City School Dist., GO, RAN,
     4.50%, 5/1/98                       $  2,500 $   2,510

Grand Rapids, Water, 7.875%, 1/1/18
   (Prerefunded 1/1/98!)                    3,500     3,616

Michigan, GO, TAN, 4.50%, 9/30/97          17,000    17,012

Univ. of Michigan Hosp., VRDN
   (Currently 3.75%)                        6,350     6,350

Total Michigan (Cost  $29,488)                       29,488

MINNESOTA  0.8%

Cottage Grove, PCR, Minnesota Mining
   and Mfg. Co.
     VRDN (Currently 3.693%)                1,000     1,000

Rochester Health Care Fac.
   Mayo Foundation/Mayo Medical Center
     VRDN (Currently 3.55%)                 5,000     5,000

Total Minnesota (Cost  $6,000)                        6,000

MISSISSIPPI  0.2%

Rankin County, PCR, Siemens Energy and
   Automation
     VRDN (Currently 3.40%)                 1,600     1,600

Total Mississippi (Cost  $1,600)                      1,600

MISSOURI  0.1%

Missouri HEFA, St. Anthony's Medical Center
     VRDN (Currently 3.30%)                   600       600

Total Missouri (Cost  $600)                             600

NEW HAMPSHIRE  0.1%

New Hampshire HHEFA, St. Paul's School
     VRDN (Currently 3.35%)                 1,000     1,000

Total New Hampshire (Cost  $1,000)                    1,000

NEW JERSEY  0.2%

Brick Township, Municipal Utilities Auth.
     4.00%, 12/1/97 (FGIC Insured)            450       450

New Jersey, GO, 4.75%, 2/15/98              1,000     1,004

Total New Jersey (Cost  $1,454)                       1,454

NEW MEXICO  0.6%

Albuquerque, VRDN (Currently 3.30%)      $  4,000 $   4,000

Total New Mexico (Cost  $4,000)                       4,000

NEW YORK  8.3%

Connetquot, GO, TAN, 4.25%, 6/25/98         3,000     3,008

Manhasset Union Free School Dist., GO,
   TAN, 4.25%, 6/30/98                      3,000     3,011

Nassau County, GO, RAN, 4.50%, 3/10/98      5,700     5,719

New York City, 8.75%, 11/1/15 (Prerefunded
   11/1/97!)                                1,000     1,023

New York City Municipal Water Fin. Auth.
     VRDN (Currently 3.45%)                10,000    10,000

New York State Local Gov't. Assistance
     VRDN (Currently 3.20%)                 7,000     7,000

New York State Medical Care Fac. Fin. Agency
   Buffalo General Hosp.
     7.70%, 2/15/22 (FHA Insured)
     (Prerefunded 8/15/98!)                 6,200     6,540

   Greater New York Health Insurance Plan
     8.50%, 11/1/15 (Prerefunded
     12/1/97!)                              2,555     2,575

New York State Thruway Auth., VRDN
   (Currently 3.80%)                       12,000    12,000

Rochester, GO, BAN, 4.50%, 10/30/97         3,090     3,094

South Huntington Union Free School Dist., GO, TAN
     4.10%, 6/30/98                         5,000     5,012

Total New York (Cost  $58,982)                       58,982

NORTH CAROLINA  3.5%

Charlotte Mecklenberg Hosp. Auth., North
   Carolina Health Care
     VRDN (Currently 3.25%)                 9,900     9,900

North Carolina Eastern Municipal
   Power Agency
     7.625%, 1/1/14 (AMBAC Insured)
     (Prerefunded 1/1/98!)                  2,070     2,137

     7.625%, 1/1/22 (Prerefunded
     1/1/98!)                                 800       826

     7.875%, 1/1/19 (Prerefunded
     1/1/98!)                               1,380     1,427

North Carolina EFA, Bowman Gray School
   of Medicine
     VRDN (Currently 3.30%)                   950       950

Winston Salem, GO, COP
     VRDN (Currently 3.35%)              $  9,400 $   9,400

Total North Carolina (Cost  $24,640)                 24,640

OHIO  3.6%

Clermont County Hosp. Fac., Mercy Health
     VRDN (Currently 3.30%)                 3,400     3,400

Dublin City School Dist., GO, 4.33%,
   5/13/98                                  5,000     5,011

Franklin County Hosp.
   Holy Cross Health Systems
     VRDN (Currently 3.35%)                 4,500     4,500

   U.S. Health, VRDN (Currently 3.35%)     12,700    12,700

Total Ohio (Cost  $25,611)                           25,611

OREGON  1.5%

Oregon, GO, Veterans' Welfare, VRDN
   (Currently 3.30%)                       10,000    10,000

Portland, Sewer, 7.00%, 3/1/03
   (Prerefunded 3/1/98!)                      500       508

Total Oregon (Cost  $10,508)                         10,508

PENNSYLVANIA  1.0%

Berks County Municipal Auth.
   Pennsylvania Pooled Fin. Program
     6.70%, 9/1/07 (Prerefunded
     9/1/97!)                               2,000     2,000

Montgomery County, IDA, W. W. Grainger
     VRDN (Currently 3.40%)                 1,230     1,230

Pennsylvania, GO, 6.30%, 1/1/98
   (AMBAC Insured)                            250       252

Pennsylvania Housing Fin. Agency,
   Single Family
     4.20%, 10/1/97                         1,425     1,425

Philadelphia, GO, TRAN, 4.50%, 6/30/98      2,000     2,008

Total Pennsylvania (Cost  $6,915)                     6,915

RHODE ISLAND  0.3%

Rhode Island Housing and Mortgage Fin.,
   Homeownership
     3.65%, 12/2/97                         1,800     1,800

Total Rhode Island (Cost  $1,800)                     1,800

SOUTH CAROLINA  1.0%

Anderson County, Anderson Memorial Hosp.
     7.10%, 2/1/01 (MBIA Insured)
     (Prerefunded 2/1/98!)               $  1,000 $   1,032

Spartanburg County, Siemens Energy and
   Automation
     VRDN (Currently 3.40%)                 6,400     6,400

Total South Carolina (Cost  $7,432)                   7,432

SOUTH DAKOTA  2.3%

South Dakota HEFA, Sioux Valley Hosp.
     VRDN (Currently 3.40%)                16,545    16,545

Total South Dakota (Cost  $16,545)                   16,545

TENNESSEE  0.7%

Knox County Health Ed. and Housing Fac.
   Board, Mercy Health
     VRDN (Currently 3.30%)                 5,000     5,000

Total Tennessee (Cost  $5,000)                        5,000

TEXAS  12.2%

Dallas County, GO, 7.625%, 8/15/98          1,000     1,035

Dallas County Community College Dist.
     VRDN (Currently 3.40%)                17,800    17,800

Harris County, GO, 5.60%, 10/1/97           1,000     1,002

Harris County HFA
   Hermann Trust
     9.00%, 10/1/17 (Prerefunded
     10/1/97!)                              1,850     1,894

   Memorial Hosp.
     VRDN (Currently 3.25%)
     (MBIA Insured)                        13,600    13,600

   Methodist Hosp., VRDN (Currently
   3.70%)                                   5,600     5,600

   Sisters of Charity, VRDN
   (Currently 3.30%)                        5,000     5,000

   St. Luke's Episcopal Hosp.
     VRDN (Currently 3.75%)                 6,200     6,200

Hockley County, IDC, PCR, Amoco Oil,
   3.75%, 3/1/98                            2,500     2,500

Houston, Water and Sewer, 5.70%, 12/1/97
   (AMBAC Insured)                          7,000     7,034

Midland, IDC, W. W. Grainger, VRDN
   (Currently 3.40%)                     $    775 $     775

Red River Auth., PCR, Southwestern
   Public Service
     VRDN (Currently 3.40%)                   700       700

Texas, GO
     7.50%, 10/1/97                         2,750     2,758

   TRAN, 4.75%, 8/31/98                    10,000    10,088

Texas PFA, GO
     4.50%, 10/1/97                         1,160     1,161

   TECP, 3.70%, 10/21/97                    6,000     6,000

Texas PFA
   Building, 5.00%, 8/1/98 (AMBAC
   Insured)                                 1,025     1,035

Weslaco Health Fac. Dev., Knapp Medical Center
     10.375%, 6/1/16
     (Prerefunded 6/1/98!)                  2,500     2,640

Total Texas (Cost  $86,822)                          86,822

UTAH  2.0%

Univ. of Utah, Campus Fac., VRDN
   (Currently 3.30%)                       10,000    10,000

Utah, GO, TECP, 3.80%, 10/7/97              4,000     4,000

Total Utah (Cost  $14,000)                           14,000

VIRGINIA  5.4%

Big Stone Gap Redev. and Housing, Wallen
   Ridge Dev.
     4.10%, 9/1/97                          1,000     1,000

Peninsula Ports Auth., Shell Oil,
   VRDN (Currently 3.80%)                   1,000     1,000

Richmond, GO, BAN, VRDN (Currently
   3.40%)                                   5,200     5,200

Roanoke IDA, Roanoke Memorial Hosp.
   Carilion Health System
     VRDN (Currently 3.25%)                13,795    13,795

Rockingham County IDA, Merck and Company
     VRDN (Currently 3.60%)                 2,400     2,400

Univ. of Virginia, VRDN (Currently
   3.45%)                                     900       900

Virginia College Building Auth.
   Equipment Leasing, 4.25%, 8/1/98         1,100     1,104

   Univ. of Richmond, VRDN (Currently
   3.45%)                                   1,150     1,150

Virginia Commonwealth Transportation Board
   Oak Grove Connector, 5.00%,
   5/15/98                               $  1,450 $   1,461

Virginia Housing Dev. Auth.,
   3.80%, 6/10/98                          10,000     9,993

Virginia Public School Auth., School
   Fin., 5.50%, 1/1/98                        500       503

Total Virginia (Cost  $38,506)                       38,506

WASHINGTON  2.4%

King County, 7.60%, 12/1/06 (Prerefunded
   12/1/97!)                                  700       707

Port of Seattle, GO, VRDN (Currently
   3.30%)                                   2,200     2,200

Washington, GO
     VRDN (Currently 3.30%)                   900       900

     5.00%, 1/1/98                          1,225     1,230

     7.10%, 10/1/97
     (Escrowed to Maturity)                   400       401

   Motor Vehicle Fuel Tax
     4.90%, 9/1/97                          2,000     2,000

     6.50%, 1/1/98                          2,060     2,079

Washington HFA, Fred Hutchinson Cancer
   Research Center
     VRDN (Currently 3.65%)                 5,650     5,650

Washington Public Power Supply System,
   5.00%, 7/1/98                            2,170     2,188

Total Washington (Cost  $17,355)                     17,355

WISCONSIN  1.6%

New Berlin, GO, 4.25%, 12/1/97                865       866

Oak Creek, Wisconsin Electric Power
     VRDN (Currently 3.40%)                   500       500

Wisconsin, Transportation, TECP
     3.60 - 3.70%, 10/7/97 - 10/9/97       10,154    10,154

Total Wisconsin (Cost  $11,520)                      11,520

WYOMING  0.4%

Uinta County, PCR, Amoco Oil, 3.90%,
   12/1/97                                  2,500     2,502

Total Wyoming (Cost  $2,502)                          2,502

Total Investments in Securities

101.2% of Net Assets (Cost  $718,127)             $ 718,127
Other Assets Less Liabilities                        (8,501)

NET ASSETS                                        $ 709,626
                                                 __________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $     142

Accumulated net realized gain/loss -
net of distributions                                   (137)

Paid-in-capital applicable to 709,697,240
shares of $0.01 par value capital stock
outstanding; 5,000,000,000 shares authorized
709,621

NET ASSETS                                        $ 709,626
                                                 __________

NET ASSET VALUE PER SHARE                         $    1.00
                                                 __________


     !    Used in determining portfolio maturity
 AMBAC    AMBAC Indemnity Corp.
   BAN    Bond Anticipation Note
   COP    Certificates of Participation
   EFA    Educational Facility Authority
  FGIC    Financial Guaranty Insurance Company
   FHA    Federal Housing Authority
  GNMA    Government National Mortgage Association
    GO    General Obligation
  HEFA    Health & Educational Facility Authority
   HFA    Health Facility Authority
 HHEFA    Health & Higher Educational Facility Authority
   IDA    Industrial Development Authority
   IDC    Industrial Development Corp.
   IDR    Industrial Development Revenue
  MBIA    Municipal Bond Investors Assurance Corp.
   PCR    Pollution Control Revenue
   PFA    Public Facility Authority
   RAN    Revenue Anticipation Note
   TAN    Tax Anticipation Note
   TAW    Tax Anticipation Warrant
  TECP    Tax-Exempt Commercial Paper
  TRAN    Tax Revenue Anticipation Note
  VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    8/31/97

Investment Income

Interest income                                   $  12,869

Expenses
    Investment management                             1,477
    Shareholder servicing                               225
    Custody and accounting                               78
    Prospectus and shareholder reports                   19
    Registration                                         19
    Directors                                             7
    Legal and audit                                       6
    Miscellaneous                                         5

    Total expenses                                    1,836

Net investment income                                11,033

Realized Gain (Loss)

Net realized gain (loss) on securities                   34

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  11,067
                                                 __________

T. Rowe Price Tax-Exempt Money Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                         6 Months      Year
                                            Ended     Ended
                                          8/31/97   2/28/97

Increase (Decrease) in Net Assets
Operations
    Net investment income                $ 11,033 $  20,102
    Net realized gain (loss)                   34        18

    Increase (decrease) in net assets
      from operations                      11,067    20,120

Distributions to shareholders
    Net investment income                 (11,033)
(20,102)

Capital share transactions*
    Shares sold                           359,856   628,499
    Distributions reinvested               10,392    19,039
    Shares redeemed                      (338,791)
(648,564)

    Increase (decrease) in net assets
      from capital
      share transactions                   31,457    (1,026)

Net Assets

Increase (decrease) during period          31,491    (1,008)
Beginning of period                       678,135   679,143

End of period                            $709,626 $ 678,135
                                      _____________________

*Share information
    Shares sold                           359,856   628,499
    Distributions reinvested               10,392    19,039
    Shares redeemed                      (338,791)
(648,564)

    Increase (decrease) in shares outstanding     31,457
(1,026)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund
Unaudited
August 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 8, 1981.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $171,000, which expire in 1998. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $718,127,000.

Note 3 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $253,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $231,000 for the six months ended August 31, 1997, of which $44,000 was payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Exempt Money Fund(registered trademark).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

F52-051 8/31/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free
Funds

August 31, 1997

T. Rowe Price
Report Highlights
Tax-Free Funds

o Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

o The spreads between yields on higher- and lower-quality bonds continued to narrow, resulting in stronger relative performance for the lower-quality sector of the market.

o All five funds generated modest to good returns for the six months ended August 31.

o Your funds relied to a great extent on credit research, yield curve positioning, and duration management to enhance returns.

o Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders

The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation and progress on controlling the federal budget deficit diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing above 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

Long-term municipal interest rates followed a similar pattern, rising in March, peaking in April, then falling in late June and July when data signaled an economic slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA GO bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

Municipal Bond and Note Yields chart

               30-Yr AAA 5-Yr AAA  1-Yr Moody

8/31/96           5.75      4.55      3.9
                  5.55      4.5       3.85
                  5.5       4.4       3.7

11/96             5.35      4.2       3.7
                  5.45      4.35      3.6
                  5.55      4.45      3.7

2/97              5.5       4.35      3.7
                  5.75      4.75      3.9
                  5.6       4.8       3.95

5/97              5.5       4.55      3.9
                  5.45      4.4       3.85
                  5.15      4.15      3.85

8/31/97           5.35      4.35      3.85

High-yield bonds were the best-performing sector of the tax-free market, as their yields fell further than those of investment-grade bonds. While all sectors benefited from an expanding economy, the impact was strongest on BBB and lower-rated securities since their issuers' financial condition had the most room for improvement. This trend was evidenced by reports from Moody's and Standard & Poor's that upgrades exceeded downgrades by more than three to one. Expanding use of insurance on municipal bonds has resulted in a reduced supply of A rated and BBB rated bonds, which also contributed to the strength of lower-quality bonds.
The Taxpayer Relief Act of 1997 contained positive news for municipal bonds, maintaining favorable tax treatment for corporations that purchase municipals and eliminating the cap on the amount of outstanding tax-exempt debt permitted for non-hospital organizations. Also, the reduction in the capital gains rate should be favorable for long-term investors. However, the bill did not raise the income thresholds for the alternative minimum tax, which would have reduced the number of taxpayers subject to it, as was widely expected.

TAX-EXEMPT MONEY FUND

Performance Comparison
Periods Ended 8/31/97      6 Months 12 Months
___________________________________________________________

Tax-Exempt Money Fund          1.61%     3.14%

Lipper Tax-Exempt Money
Market Funds Average           1.54      3.01

Our longer-maturity strategy resulted in good returns, enabling your fund to outperform its peer group during both the 6- and 12-month periods ended August 31, 1997.

The tax-exempt short-term market was fairly stable during the past six months. Despite the hike in the federal funds rate, short-term interest rates moved only modestly higher in a calm, measured fashion. The yield on one-year securities closed the period 15 basis points (100 basis points equal one percent) higher than at the end of February and fluctuated within a range of only 25 basis points.

During the past six months, tax-exempt money fund assets expanded to a record $154.2 billion, while new issuance of short-term securities fell 13.3%, or $4.2 billion, from last year's volume through August. Strong demand, coupled with contracting supply, helped keep potentially wide yield movements at bay.

Your fund ended the period with a weighted average maturity of 60 days, close to the 58 days at the end of February. Our maturity posture was longer than our peer group average of 49 days, as it has been for the last six months. This strategy enabled us to take advantage of the positively sloped short-term yield curve, as the difference between overnight and one-year yields averaged 33 basis points from the end of February through the end of August.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
____________________________________________________________

Tax-Free Short-Intermediate Fund   2.13%     5.33%

Lipper Short-Intermediate
Debt Funds Average                 2.17      5.25

Your fund performed roughly in line with the average for its peer group during the past 6- and 12-month periods, as shown in the table. Fund exposure to lower-rated bonds enhanced results, while its slightly shorter duration in June and July detracted from performance. (For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one percentage point rise or fall in interest rates.)

Returns over the last six months were roughly equal to the coupon earned on a five-year AAA general obligation bond. Yield spreads between higher- and lower-quality bonds continued to tighten, causing the latter to outperform the former.

We maintained a slightly defensive posture toward interest rate risk throughout the period, after shortening duration to 2.8 years from about 3.0 years in January. Through mid-April, as five-year AAA general obligation yields rose from their February lows to 4.85%, our defensive posture proved valid. We then began to extend duration slightly to take advantage of higher yields. Initial signs of a second quarter economic slowdown began to emerge, and bond prices started to rise, pushing yields lower. We began to take profits in June, a bit early as it turned out since the rally continued into July, driving five-year high-grade bond yields back down to their February lows. The fund maintained its conservative posture through August, performing well relative to its peers.

One effect of the economic expansion was an upgrade in the credit quality of many issuers. We continued to increase our allocation to lower-rated issuers whose credit outlook seemed favorable. New York State lease-backed debt was our largest exposure to BBB rated securities at the end of August (5.4% of assets). In line with our expectations, these bonds were recently upgraded by Standard & Poor's. The favorable outlook for these bonds caused the yield differential between them and higher-rated securities to be cut in half since our last purchase in March. Overall, municipal credit quality should continue to improve until economic growth slows significantly.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Your fund's defensive duration restrained performance over the past six and 12 months, resulting in returns that were solid but slightly lagged the peer group average, as shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
______________________________________________________________

Tax-Free Insured Intermediate
Bond Fund                          2.79%     6.91%

Lipper Intermediate
Municipal Debt Funds Average       2.89      7.03

The fund's duration was maintained at a neutral to somewhat defensive level between 5.3 and 5.5 years throughout the past six months (see page 3 for an explanation of duration). We entered the period with a relatively short duration, which reduced fund exposure to interest rate risk; we had shortened the fund's duration in February from 5.6 years to 5.3 years since we considered the risk to be increasing. This moderate shortening helped fund performance during the early part of the period but proved to be too conservative over the longer run.

Asset allocation along the yield curve made a significant contribution to performance. Early in the period, intermediate yields rose (and prices fell) more than longer-term yields, producing a flattening of the yield curve in response to a stronger economy and the Fed's tighter monetary policy. Then, as the economy appeared to slow in the second quarter, intermediate yields fell further than long-term yields, causing the yield curve to steepen once again.

The market share of new issues carrying insurance continued to increase. Through August, insured bonds accounted for 51% of new municipal issuance compared with 46% in 1996 and 34% in 1992. This increase is primarily due to the generally rising credit quality of municipal bond issuers who have benefited from the current economic expansion. As credit quality increases, more issuers qualify for insurance. Nevertheless, we continue our practice of reviewing the credit quality of each issue as though it were uninsured.

TAX-FREE INCOME FUND

During the past six months, returns were strong for high-quality long-term bonds. In this environment, your fund outperformed the average returns for its peer group during both the 6- and 12-month periods shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
_____________________________________________________________

Tax-Free Income Fund               3.99%     8.98%
Lipper General Municipal

Debt Funds Average                 3.87      8.83

Long-term interest rates moved in a range of about 70 basis points during the past six months, with medium-quality yields briefly rising near 6.00% and declining to 5.30%.

We kept the fund's duration within a neutral band during the period,since we did not expect a break outside the trading range (see page 3 for an explanation of duration). We also shifted the portfolio to a slightly more "barbelled" maturity structure by increasing weightings in bonds with maturities beyond 10 years and shorter than five years, which enabled performance to benefit from a flattening yield curve. Compared with six months ago, the fund's weighted average maturity was slightly longer but its effective duration was slightly shorter, as lower rates caused more bonds in the portfolio to trade to shorter call dates.

Lower-quality investments were good performers over the past six months as some of their issuers enjoyed credit upgrades. Exposure to BBB and lower-rated investments was trimmed at the end of August, after we took some profits when yield spreads narrowed and increased our weighting in A rated securities. We will continue to add selectively to lower-quality bonds with positive credit outlooks.

Our goals over the past six months were to maintain or improve the fund's yield, to look for ways to add value through credit research, and to lower exposure to the 5- through 10-year maturity range. Recently, we bought lower-coupon bonds selling at a discount (below par) for their potential price appreciation, and also higher-coupon bonds selling at a premium (above par) for their income. The flatter yield curve created some relative value in shorter-term bonds, which prompted us to purchase some one- and two-year maturities.

TAX-FREE HIGH YIELD FUND

Your fund's robust returns exceeded those of its peer group average for both the 6- and 12-month periods ended August 31, as shown in the following table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
___________________________________________________________

Tax-Free High Yield Fund           4.66%    10.28%

Lipper High Yield Municipal
Debt Funds Average                 4.46      9.68

In our last report we mentioned that we expected the high-yield segment of the market to maintain its narrow yield spreads versus higher-quality bonds; since then, these spreads have narrowed even further due to strong demand and lower high-yield issuance. As the yield gap narrowed, high-yield bonds outperformed higher-quality bonds on a relative basis. A prime example of this was the trading activity in general obligation bonds issued by New York City. Long a benchmark in the BBB category, New York GO bonds were trading at yields 80 basis points higher than those of AAA municipals of similar maturities. That differential declined over the past year to only 40 basis points. This type of relative performance occurred generally throughout the high-yield sector.

This ongoing contraction in yields affected the manner in which we managed the fund-specifically, it dampened our interest in buying lower-quality bonds. Over the past six months, we allowed fund exposure to below-investment-grade bonds to fall from 23% to 20% of net assets, principally through upgrades and refinancings. We remain buyers of lower-quality bonds when the returns appear reasonable, keeping in mind our goal of providing the highest yields possible. However, we will not take significant risks when the rewards do not appear to be commensurate. As a result, we do not expect to materially increase our exposure to lower-quality bonds until the yield relationships improve.

Quality diversification pie chart on 8/31/97

AAA                 7%
AA                 27%
A                  15%
BBB                31%
BB and Below       20%

We began the six-month period with a duration of 7.2 years, which was neutral at the time. We shortened it to 6.8 years through most of the period, which developed into a modestly long position versus our peer group, whose durations fell even more. At the end of August, duration stood at 7.0 years, the weighted average maturity at 18.7 years, and fund cash levels were near 5%.

OUTLOOK

The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers.

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

September 19, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97
Tax-Exempt Money Fund
_______________________________________________________________________

Price Per Share                          $ 1.00     $  1.00

Dividends Per Share
    For 6 months                          0.015       0.016

    For 12 months                         0.030       0.031

Dividend Yield (7-Day Compound) *          3.02%       3.04%

Weighted Average Maturity (days)             58          60

Weighted Average Quality **          First Tier  First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                          $ 5.35     $  5.33

Dividends Per Share

    For 6 months                           0.11        0.11

    For 12 months                          0.23        0.22

Dividend Yield *

    For 6 months                           4.37%       4.27%

    For 12 months                          4.39        4.37

Weighted Average Maturity (years)           3.6         3.8

Weighted Average Effective Duration (years) 2.8         2.8

Weighted Average Quality ***                 AA         AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free Insured Intermediate Bond Fund
_______________________________________________________________________

Price Per Share                          $10.80     $ 10.86

Dividends Per Share

    For 6 months                           0.24        0.24

    For 12 months                          0.48        0.48

Dividend Yield *

    For 6 months                           4.58%       4.44%

    For 12 months                          4.56        4.56

Weighted Average Maturity (years)           7.4         8.5

Weighted Average Effective Duration (years) 5.3         5.4

Weighted Average Quality ***                 AA          AA


Tax-Free Income Fund
_______________________________________________________________________

Price Per Share                          $ 9.59     $  9.71

Dividends Per Share

    For 6 months                           0.26        0.26

    For 12 months                          0.52        0.52

Dividend Yield *

    For 6 months                           5.48%       5.40%

    For 12 months                          5.54        5.51

Weighted Average Maturity (years)          17.0        17.4

Weighted Average Effective Duration (years) 7.7         7.5

Weighted Average Quality ***                AA-         AA-


Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free High Yield Fund
_______________________________________________________________________

Price Per Share                          $12.12     $ 12.33

Dividends Per Share

    For 6 months                           0.35        0.35

    For 12 months                          0.70        0.70

Dividend Yield *

    For 6 months                           5.94%       5.74%

    For 12 months                          6.02        5.92

Weighted Average Maturity (years)          19.1        18.7

Weighted Average Effective Duration (years) 7.2         7.0

Weighted Average Quality ***               BBB+          A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                               Since Inception
8/31/97       1 Year  5 Years  10 Years Inception      Date
_____________________________________________________________________

Tax-Exempt Money3.14%    2.77%     3.72%        -    4/8/81

Tax-Free Short-
Intermediate    5.33     4.73      5.45         -  12/23/83

Tax-Free Insured
Intermediate
Bond            6.91        -         -      6.64% 11/30/92

Tax-Free Income 8.98     6.95      7.51         -  10/26/76

Tax-Free High
Yield10.28      7.49     8.39         -             3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured or guaranteed by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Tax-Exempt Money Fund SEC Chart


         Lipper Tax-Exempt    T. Rowe Price
           Money Market        Tax-Exempt
            Funds Index        Money Fund

8/31/87     $ 10,000            $ 10,000
8/88          10,458              10,470
8/89          11,066              11,086
8/90          11,679              11,694
8/91          12,227              12,211
8/92          12,610              12,575
8/93          12,867              12,838
8/94          13,124              13,118
8/95          13,543              13,547
8/96          13,956              13,976
8/97        $ 14,380            $ 14,416


Tax-Free High Yield Fund SEC Chart

                            Lipper High Yield T. Rowe Price
           Lehman Revenue    Municipal Debt    High Yield
             Bond Index       Funds Average       Fund

8/31/87     $ 10,000            $ 10,000        $10,000
8/88          10,854              10,714         10,671
8/89          12,191              11,940         11,811
8/90          12,995              12,568         12,637
8/91          14,620              13,851         13,993
8/92          16,347              15,301         15,595
8/93          18,477              17,071         17,652
8/94          18,449              17,252         17,787
8/95          20,091              18,585         19,172
8/96          21,264              19,584         20,290
8/97        $ 23,350            $ 21,465        $22,376

Tax-Free Income Fund SEC Chart

                            Lipper General   T. Rowe Price
         Lehman Municipal   Municipal Debt     Tax-Free
            Bond Index       Funds Average    Income Fund

8/31/87       $10,000          $10,000        $ 10,000
8/88          10,688            10,684          10,472
8/89          11,862            11,888          11,263
8/90          12,623            12,447          11,860
8/91          14,111            13,923          13,201
8/92          15,687            15,507          14,740
8/93          17,601            17,421          16,733
8/94          17,626            17,250          16,600
8/95          19,188            18,556          17,945
8/96          20,193            19,467          18,924
8/97          $22,060          $21,257        $ 20,623

Tax-Free Short-Intermediate Fund SEC Chart

                            Lipper Short-    T. Rowe Price
          Lehman 3-Year   Intermediate Debt Tax-Free Short-
          GO Bond Index     Funds Average  Intermediate Fund

8/31/87    $ 10,000           $10,000         $ 10,000
8/88         10,417            10,514           10,431
8/89         11,112            11,196           11,026
8/90         11,844            11,901           11,734
8/91         12,891            12,892           12,599
8/92         14,023            13,919           13,492
8/93         14,947            14,949           14,367
8/94         15,333            15,228           14,679
8/95         16,381            16,126           15,542
8/96         17,026            16,728           16,139
8/97       $ 17,972           $17,647         $ 16,999

Tax-Free Insured Intermediate Fund SEC chart

                           Lipper Intermediate    Tax-Free
           Lehman 7-Year GO  Municipal Debt Insured Intermediate
            Bond Index        Funds Average       Bond Fund

11/30/92   $ 10,000           $  10,000          $ 10,000
8/93         10,900              10,892            11,103
8/94         11,022              11,011            11,308
8/95         12,008              11,810            12,212
8/96         12,499              12,300            12,696
8/97       $ 13,489           $  13,191          $ 13,572

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current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access (registered trademark)
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with your existing
fund account, call:
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To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
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T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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T. Rowe Price Investment Services, Inc., Distributor.
C03-051  8/31/97